SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  November 12, 2010

SINO CLEAN ENERGY INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-51753	75-2882833
(Commission File Number)	(IRS Employer Identification No.)

Room 1502, Building D, Wangzuo International City Building No. 3 Tangyuan Road, Gaoxin District Xi'an, Shaanxi Province, People’s Republic of China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(86-29) 8209-1099
________________________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 12, 2010, Sino Clean Energy Inc. (the “Company”) a Nevada corporation, issued a press release which contained its unaudited financial results for the third fiscal quarter of 2010 and subsequently included a copy of such release as Exhibit 99.1 on a Current Report on Form 8-K filed on that date.  The issued press release (the “First Release”) contained certain disclosures that required correction.  On November 12, 2010, the Company issued a press release correcting the First Release (the “Corrected Release”).  The First Release incorrectly stated that the Company had 43 customers under CWSF supply agreements totaling 600,000 metric tons per year as of September 30, 2010.  The Corrected Release provided that the correct tonnage of supply agreements is 900,000 tons.  This Current Report on Form 8-K/A includes the Corrected Release as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
99.1	Press Release dated November 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sino Clean Energy Inc. By: /s/Baowen Ren Name: Baowen Ren Title: Chief Executive Officer

Dated: November 18, 2010

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 12, 2010.